                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the

Sarbanes-Oxley Act of 2002, the undersigned officer of PASW, Inc. (the

"Company") hereby certifies that:

         (i)      the accompanying Quarterly Report on Form 10-Q of the Company for

                  the quarter ended September 30, 2004 (the "Report") fully

                  complies with the requirements of Section 13(a) or Section

                  15(d), as applicable, of the Securities Exchange Act of 1934,

                  as amended; and

         (ii)     information contained in the Report fairly presents, in all material respects, the financial condition and results of

                  operations of the Company.

Dated: June 22, 2004                           /s/ Glenn P. Russell

                                          --------------------------------------

                                                   Glenn P. Russell

   Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PASW, Inc. and will be retained by

PASW, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the

Sarbanes-Oxley Act of 2002, the undersigned officer of PASW, Inc. (the

"Company") hereby certifies that:

         (i)      the accompanying Quarterly Report on Form 10-Q of the Company for

                  the quarter ended September 30, 2004 (the "Report") fully

                  complies with the requirements of Section 13(a) or Section

                  15(d), as applicable, of the Securities Exchange Act of 1934,

                  as amended; and

         (ii)     information contained in the Report fairly presents, in all material respects, the financial condition and results of

                  operations of the Company.

Dated: June 22, 2004                               /s/ William E. Sliney

                                              ----------------------------------

                                                        William E. Sliney

President and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PASW, Inc. and will be retained by

PASW, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.